                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 95-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S    393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  9/15/95

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                     -------------  ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                  $6,559,352.69

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                     0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                          258,709.27  4.70380491
         b. Class A-2 Interest                          368,041.67  5.04166671
         c. Class A-3 Interest                          260,416.67  5.20833340
         d. Class A-4 Interest                          319,000.00  5.50000000
         e. Class A-5 Remittance Rate
             (6.90%, unless Weighted Average
             Contract Rate is below 6.90%)                   6.90%
         f. Class A-5 Interest                          316,250.00  5.75000000
         g. Class A-5 Remittance Rate
             (7.30%, unless Weighted Average
             Contract Rate is below 7.30%)                   7.30%
         h. Class A-5 Interest                          504,600.00  6.04166667

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00         .00

     (4) Remaining:
         a. Unpaid Class A Interest
             Shortfall                                         .00         .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                      2,706,295.70         N/A
         a. Scheduled Principal                         617,871.95         N/A
         b. Principal Prepayments                     2,088,423.75         N/A
         c. Liquidated Contracts                               .00         N/A
         d. Repurchases                                        .00         N/A

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  9/15/95

     (6) Pool Scheduled Principal
          Balance                                  445,704,334.92  987.74552134
    (6a) Pool Factor                                    .98774552

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                 .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         A Principal Balance and the Class M-1
         Principal Balance divided by (b) the
         Pool Scheduled Principal Balance)                 91.95%

     (9) Class A Percentage for the following
         Remittance Date                                   91.90%

    (10) Class A Principal Distribution:
         a. Class A-1                                2,706,295.70   49.20537636
         b. Class A-2                                         .00           .00
         c. Class A-3                                         .00           .00
         d. Class A-4                                         .00           .00
         e. Class A-5                                         .00           .00
         f. Class A-6                                         .00           .00

    (11) Class A-1 Principal Balance                49,470,362.92  899.46114400
   (11a) Class A-1 Pool Factor                          .89946114

    (12) Class A-2 Principal Balance                73,000,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                         1.00000000

    (13) Class A-3 Principal Balance                50,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                         1.00000000

    (14) Class A-4 Principal Balance                58,000,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                         1.00000000

    (15) Class A-5 Principal Balance                55,000,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                         1.00000000

    (16) Class A-6 Principal Balance                83,520,000.00  1000.0000000
   (16a) Class A-6 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  9/15/95

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                       .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

    (18) 31-59 days                                        1,684,906.66     46

    (19) 60 days or more                                      82,875.59      3

    (20) Current Month Repossessions                          46,966.70      2

    (21) Repossession Inventory                               46,966.70      2

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                  .02%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                     .01%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .38%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     .18%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from August 1, 1999 to
         July 31, 2000, 6.5% from August 1, 2000 to
         July 31, 2001, 8.5% from August 1, 2001 to
         July 31, 2002 and 9.5% thereafter)                                 0%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  9/15/95

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                 0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool
         Scheduled Principal Balances for third preceding Remittance and for
         current Remittance Date; may not exceed 2.25%)                     0%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 12%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $9,024,679.00                                                8.05%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                            CUSIP#'S 393505-HJ4
                                                       TRUST ACCOUNT #3334296-0
                                                      REMITTANCE DATE:  9/15/95

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                   -------------  -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                                1,826,039.39

 A.   Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (7.65%,
         unless Weighted Average Contract
         Rate is below 7.65%)                              7.65%
      b. Class M-1 Interest                           258,888.75     6.37500000

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                      .00              0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                      .00              0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                                 .00            N/A
      b. Principal Prepayments                               .00            N/A
      c. Liquidated Contracts                                .00            N/A
      d. Repurchases                                         .00            N/A

 (34) Class M-1 Principal Balance                  40,610,000.00  1000.00000000
(34a) Class M-1 Pool Factor                           1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                       .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                  .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                       .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                           .00     0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                      CUSIP#'S 393505 HK1, HL9
                                                      REMITTANCE DATE:  9/15/95

                                                        Total $      Per $1,000
                                                        Amount        Original
                                                     -------------   ----------
Class B1 Certificates
---------------------
  (1) Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution Amount (including Monthly
      Servicing Fee)                                  1,567,150.64

  (2) Class B-1 Remittance Rate (7.30% unless
      Weighted Average Contract Rate is
      below 7.30%)                                           7.30%

  (3) Aggregate Class B1 Interest                       109,804.17   6.08333352

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                    .00          .00

  (5) Remaining Unpaid Class B1
      Interest Shortfall                                       .00          .00

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                        .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                        .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                 .00

  (9) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                    .00

 (9a) Class B Percentage for the following
      Remittance Date                                          .00

 (10) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                   .00

(11a) Class B1 Principal Shortfall                             .00

(11b) Unpaid Class B1 Principal Shortfall                      .00

 (12) Class B Principal Balance                      36,103,972.00

 (13) Class B1 Principal Balance                     18,050,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                      CUSIP#'S 393505 HK1, HL9
                                                      REMITTANCE DATE:  9/15/95

                                                         Total $     Per $1,000
                                                         Amount       Original
                                                      -------------  ----------
Class B2 and C Certificates
---------------------------
(12) Remaining Amount Available                        1,457,346.47

(13) Class B-2 Remittance Rate (7.65%
     unless Weighted Average Contract
     Rate is less than 7.65%)                                 7.65%

(14) Aggregate Class B2 Interest                         115,094.07  6.37499992

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                      .00         .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                         .00         .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                   .00

(18) Class B2 Principal Liquidation Loss Amount                 .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                  .00

(20) Guarantee Payment                                          .00

(21) Class B2 Principal Balance                       18,053,972.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is or
     Green Tree Financial Corp. is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B2 Distribution Amount; if the Company or
     Green Tree Financial Corp. is the
     Servicer)                                           186,837.76

(23) Class C Residual Payment                          1,155,414.64

(24) Class M-1 Interest Deficiency on such
     Remittance Date                                            .00

(25) Class B-1 Interest Deficiency on such
     Remittance Date                                            .00

(26) Repossessed Contracts                                46,966.70

(27) Repossessed Contracts Remaining
     in Inventory                                         46,966.70

(28) Weighted Average Contract Rate                        10.64937